Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rodobo International, Inc. (the "Company") on Form 10-Q for the quarter ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2009

                                            /s/ Xiuzhen Qiao
                                            ----------------------------
                                            Xiuzhen Qiao
                                            Chief Financial Officer
                                            (Principal Financial Officer)



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